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                                                                      EXHIBIT 99

        CERTIFICATION OF CHAIRMAN OF THE BOARD, PRESIDENT AND TREASURER.


I, Scott D. Landow, Chairman of the Board, President and Treasurer of Parentech, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual Report on Form 10-KSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 15, 2003

/S/ SCOTT D. LANDOW
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Scott D. Landow
Chairman of the Board, President and Treasurer.